Exhibit 10.8

Patent Security Agreement

Patent Security Agreement, dated as of September 30, 2013, by AZEK Building Products, Inc., TimberTech Limited, Scranton Products Inc. and Vast Enterprises, LLC (the “Pledgors”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as administrative agent and collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent and Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a ABL Guarantee and Collateral Agreement dated as of September 30, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “ABL Security Agreement”) in favor of the Administrative Agent and Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent and Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the ABL Security Agreement and used herein have the meaning given to them in the ABL Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent and Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent and Collateral Agent pursuant to the ABL Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent and Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the ABL Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the ABL Security Agreement, the provisions of the ABL Security Agreement shall control unless the Administrative Agent and Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the Termination Date or such other date as Pledged Collateral may be released pursuant to Section 7.15 of the ABL Security Agreement, the Administrative Agent and Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral, grant, assignment, lien and security interest pledged and granted in and to all of its right, title and interest in, to and under the Patents under this Patent Security Agreement

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGORS:

AZEK BUILDING PRODUCTS, INC.

By:	/s/ Eric K. Jungbluth
Name: Eric K. Jungbluth
Title: Chief Executive Officer

SCRANTON PRODUCTS INC.

By:	/s/ Eric K. Jungbluth
Name: Eric K. Jungbluth
Title: Chief Executive Officer

TIMBERTECH LIMITED

By:	/s/ Eric K. Jungbluth
Name: Eric K. Jungbluth
Title: Chief Executive Officer

[Signature Page to Patent Security Agreement (ABL)]

VAST ENTERPRISES, LLC

By:	/s/ Dan Lukas
Name: Dan Lukas
Title: Authorized Person

[Signature Page to Patent Security Agreement (ABL)]

DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent and Collateral Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

[Signature Page to Patent Security Agreement (ABL)]

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